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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 14, 2000
                                                         -----------------

                  Charter Municipal Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


        1-13237                                         13-3949418
        -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report
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ITEM 5. OTHER EVENTS
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       On November 14, 2000, the merger of American Tax Exempt Bond Trust,
("ATEBT") ATEBT into CM Holding Trust ("CharterMac Sub"), a wholly owned subsidiary of Charter Municipal Mortgage Acceptance Company ("CharterMac") was consummated. The merger was pursuant to a Agreement and Plan of Merger (the "Merger Agreement") that was entered into on November 2, 1999 by and between ATEBT, CharterMac Sub and CharterMac and was approved by a majority of the ATEBT shareholders on September 27, 2000.

       Under the terms of the Merger Agreement, each share of beneficial ownership in ATEBT outstanding on November 14, 2000 was converted into 1.43112 shares of beneficial interest in CharterMac.

       On November 14, 2000, ATEBT had total assets of approximately $29,000,000 and net assets of approximately $27,600,000. ATEBT had an ownership interest in four first mortgage bonds with an aggregate outstanding face amount of $23,775,000, interest rates of 9.0% and underlying properties located in four different states. After the merger, CharterMac has total assets of approximately $920 million.

       On November 21, 2000, CharterMac issued a press release announcing the mailing of CharterMac share certificates to ATEBT shareholders on November 17 and the consummation of the merger. A copy of such press release is filed as
Exhibit 99.1 hereto and is incorporated herein by reference.

       This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a).   FINANCIAL STATEMENTS
       --------------------

       Not Applicable

(b).   PRO FORMA FINANCIAL INFORMATION
       -------------------------------

       Not Applicable

(c).   EXHIBITS
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       99.1 Press Release dated November 21, 2000, "Charter Municipal Mortgage
       Acceptance Company and American Tax Exempt Bond Trust Merger Complete"
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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               Charter Municipal Mortgage Acceptance Company (Registrant)

                               BY:  /s/ Stuart J. Boesky
                                    --------------------
                                    Stuart J. Boesky
                                    President

     November 29, 2000